SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ---------
                                    FORM T-1

                       Statement of Eligibility Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

                        FIRST TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

     United States                                               41-0257700
(State of Incorporation)                                       (I.R.S. Employer
                                                             Identification No.)

     First Trust Center
     180 East Fifth Street
     St. Paul, Minnesota                                            55101
(Address of Principal Executive Offices)                         (Zip Code)

                              LAS VEGAS SANDS, INC.
             (Exact name of Registrant as specified in its charter)

         Nevada                                                  04-3010100
(State of Incorporation)                                       (I.R.S. Employer
                                                             Identification No.)

     3355 Las Vegas Boulevard South, Room 1A
     Las Vegas, Nevada                                              89109
(Address of Principal Executive Offices)                         (Zip Code)

                           VENETIAN CASINO RESORT, LLC
             (Exact name of Registrant as specified in its charter)

     Nevada                                                      86-0863398
(State of Incorporation)                                       (I.R.S. Employer
                                                             Identification No.)

     3355 Las Vegas Boulevard South, Room 1C
     Las Vegas, Nevada                                              89109
     (Address of Principal Executive Offices)                    (Zip Code)


                         12-1/4% Mortgage Notes due 2004
                       (Title of the Indenture Securities)

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                         Table of Additional Registrants

                                                              I.R.S.
                                                              Employer
Exact name of Registrant as                 State of          Identification
specified in its charter                    Incorporation     No.
------------------------                    -------------     --------------

Lido Intermediate Holding                   Delaware            88-0377966
Company, LLC
3355 Las Vegas Boulevard South,
Room 1F
Las Vegas, Nevada  89109

Mall Intermediate Holding                   Delaware            88-0377968
Company, LLC
3355 Las Vegas Boulevard South,
Room 1H
Las Vegas, Nevada  89109

Grand Canal Shops Mall                      Delaware            88-0377973
Construction, LLC
3355 Las Vegas Boulevard South,
Room 1G
Las Vegas, Nevada  89109

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                                     GENERAL
                                     -------

1.    General Information Furnish the following information as to the Trustee.

      (a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency
                  Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers. Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None

      See Note following Item 16.

      Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

      1.    Copy of Articles of Association.*

      2.    Copy of Certificate of Authority to Commence Business.*

      3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

      4.    Copy of existing By-Laws.*

      5.    Copy of each Indenture referred to in Item 4. N/A.

      6.    The consents of the Trustee required by Section 321(b) of the act.

      7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is filed in paper format pursuant to Form SE.

* Incorporated by reference to Registration Number 22-25656.

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                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 5th day of December, 1997.


                             FIRST TRUST NATIONAL ASSOCIATION



                             /s/ Richard H. Prokosch
                             -----------------------
                             Richard H. Prokosch
                             Assistant Vice President




/S/ S. Christopherson
---------------------
S. Christopherson
Assistant Secretary

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                                    EXHIBIT 6

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  December 5, 1997


                            FIRST TRUST NATIONAL ASSOCIATION


                            /s/ Richard H. Prokosch
                            -----------------------
                            Richard H. Prokosch
                            Assistant Vice President